UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 18, 2006

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-32161 (Commission File Number)	91-1696010 (I.R.S. Employer Identification Number)
6830 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)
(702) 733-7195
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b) On December 18, 2006, we received from William Purton his written resignation from our board of directors effective as December 18, 2006. Mr. Purton advised us that his decision to resign was based on the administrative burden and time involved in serving on our board. Mr. Purton will continue to work with VendingData in the area of new product development for the gaming industry through a consulting and advisory agreement with VendingData.
     We issued a press release dated December 22, 2006 concerning Mr. Purton’s resignation. The press release describing Mr. Purton’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description	Method of Filing
99.1	Press Release	Filed electronically herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION
December 22, 2006	/s/ Arnaldo Galassi
Arnaldo F. Galassi
Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Press Release	Filed electronically herewith